UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2014

LSI INDUSTRIES INC.

(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 22, 2014 Dennis W. Wells has been promoted from Chief Operating Officer (COO) to Chief Executive Officer (CEO) of LSI Industries Inc. ("LSI"). As previously contemplated, and consistent with the Company's management succession plan, Robert J. Ready no longer holds the title of Executive Chairman, but will remain as Chairman of LSI's Board of Directors.

Biographical information regarding Mr. Wells is incorporated herein by reference from LSI's Current Report on Form 8-K filed on October 1, 2014. The press release announcing Mr. Wells' promotion is filed herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)            Exhibits.

99.1   LSI Press Release dated October 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI INDUSTRIES INC. BY: /s/ Ronald S. Stowell Ronald S. Stowell Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

October 22, 2014